                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 7, 1996, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation and IDS Life Insurance Company, a Minnesota life Insurance Company, is hereby amended as follows:

     SECTION 9. NOTICES, of the Agreement is hereby deleted in its entirety and replaced with the following:

                               SECTION 9. NOTICES

     Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice of communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

     IDS LIFE INSURANCE COMPANY
     AMERICAN EXPRESS FINANCIAL ADVISORS, INC.
     1765 AXP Financial Center
     Minneapolis, MN 55474
     Facsimile: 612-671-3866

     Attn: Mr. Gumer C. Alvero
     Executive Vice President, Annuities

     cc: IDS LIFE INSURANCE COMPANY
         AMERICAN EXPRESS FINANCIAL ADVISORS, INC.
         1765 AXP Financial Center
         Minneapolis, MN  55474
         Facsimile: 612-671-3866
         Attn: Mary Ellyn Minenko, Esq.
               Senior Counsel

     AIM VARIABLE INSURANCE FUNDS
     A I M DISTRIBUTORS, INC.
     11 Greenway Plaza, Suite 100
     Houston, TX 77046
     Facsimile: 713-993-9185

     Attn: Nancy L. Martin

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                      SEPARATE ACCOUNTS UTILIZING SOME OR ALL
FUNDS AVAILABLE UNDER THE CONTRACTS                 OF THE FUNDS                      CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------   ---------------------------------------         -----------------------------------------
         (Series I Shares)
AIM V.I. Capital Appreciation Fund    IDS Life Variable Account 10              -    Flexible Premium Deferred Variable Annuity
AIM V.I. Capital Development Fund     IDS Life Variable Life Separate Account        Contact Form Nos. 31030, 31031, and 31032-IRA,
AIM V.I. Growth and Income Fund                                                      31043, 31044, 31045-IRA, 31046, 31047,
                                                                                     31048-IRA and state variations thereof

                                                                                -    Flexible Premium Variable Life Insurance Policy
                                                                                     Form No. 30060 and 30061

                                                                                -    Flexible Premium Survivorship Variable Life
                                                                                     Insurance Policy Form No. 30090 and 30090C and
                                                                                     state variations thereof

                                                                                -    Flexible Premium Survivorship Variable Life
                                                                                     Insurance Policy Form No. 30090C and any state
                                                                                     variations thereof


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

         (Series II Shares)
AIM V.I. Capital Appreciation Fund    IDS Life Variable Account 10              -    Flexible Premium Deferred Variable Annuity
                                                                                     Contract Form Nos. 31030, 31031, 31032-IRA,
AIM V.I. Capital Development Fund                                                    31043, 31044, 31045-IRA, 31046, 31047,
                                                                                     31048-IRA and state variations thereof

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: as of August 13, 2001

                                        AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Carol F. Relihan
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Carol F. Relihan
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Michael J. Cemo
Title: Assistant Secretary              Title: President

(SEAL)


                                        IDS LIFE INSURANCE COMPANY


Attest:  /s/ Mary Ellen Minenko         By: /s/ Timothy V. Bechtold
        -----------------------------       ------------------------------------
Name: Mary Ellen Minenko                Name: Timothy V. Bechtold
Title: Assistant Secretary              Title: President

(SEAL)


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